CAPITAL MANAGEMENT	12 Months Ended
Jun. 30, 2026
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
The primary objective of the Group’s capital management policy is to ensure that adequate capital is available to meet the requirements of the Group from time to time, including capital expenditure. The Group considers the appropriate capital management strategy for specific growth projects as and when required. Lease liabilities are not considered to be debt.
Liquidity management
The Group monitors available cash and cash equivalent balance and facilities to ensure there is sufficient capital for forecasted expenditures including capital requirements. Cash and cash equivalents (excluding restricted cash) as at
30 June 2026 is R2,755.9 million (2025: R1,293.0 million). The Group remains debt free as at 30 June 2026 (2025: Nil).
To fund the significant capital expansion programme at both operations, on 28 June 2024, DRDGOLD secured a R500 million
GBF with Nedbank. The GBF was increased to include a guarantees facility of R181 million (increased to R120 million in 2025), bringing the total GBF facility to R681 million (2025: R620 million). The revolving credit facility (“RCF”) of R1 billion, with an accordion facility of R500.0 million, is secured with Nedbank.
Other than the guarantees facility that has been fully utilised, both the GBF and RCF remain undrawn as at 30 June 2026 and
30 June 2025. Details of other guarantees facilities are disclosed in note 12 of the consolidated annual financial statements.
The RCF permitted an interest cover ratio (adjusted EBITDA to net finance charges) of not less than 4:1 and a leverage ratio
(total net debt to adjusted EBITDA) not exceeding 2:1, calculated on a twelve-month rolling basis, respectively. Management monitors the covenant ratio levels to ensure compliance with the covenants, as well as maintain sufficient facilities to ensure satisfactory liquidity for the Group.